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                                                                      EXHIBIT 23

                         Consent Of Independent Auditors

          We consent to the incorporation by reference in the Registration Statements No. 333-70862, 333-45750, 333-88899, 333-43117, 333-22323, 33-56145,
33-56147, 33-39558, 33-28843, and 2-92975 on Form S-8 of Charming Shoppes, Inc.,
of our report dated March 11, 2002, with respect to the consolidated financial statements of Charming Shoppes, Inc. included in this Annual Report (Form 10-K) for the year ended February 2, 2002.

ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 29, 2002

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